Exhibit 99.1

Vanda Pharmaceuticals Appoints Dr. Tage Honoré to its Board of Directors
WASHINGTON, March 17, 2023 /PRNewswire/ – Vanda Pharmaceuticals Inc. (Vanda) (Nasdaq: VNDA) today announced the appointment of Tage Honoré, Ph.D., D.Sc. to its Board of Directors effective March 15, 2023. Following Dr. Honoré’s appointment, Vanda’s Board of Directors is now comprised of six directors, five of whom are independent.

“Tage is a highly accomplished industry leader and respected scientist with deep experience across a diverse range of therapeutic areas,” said Mihael H. Polymeropoulos, M.D., Vanda’s President, CEO and Chairman of the Board. “We are confident that his scientific expertise and executive experience will be invaluable, and look forward to working with him as we continue to deliver innovative therapies for patients.”

Dr. Honoré currently serves as President of Aestus Partners LLC, a business advisory firm with deep roots in the life sciences sector. Previously, Dr. Honoré held executive leadership roles at Novo Nordisk, Novartis and Purdue Pharma. In addition to his executive accomplishments, Dr. Honoré is a distinguished researcher, credited with discovering and naming the AMPA subtype of Excitatory Amino Acid Receptors, as well as developing the AMPA antagonists CNQX and NBQX, which have played a critical role in advancing scientific understanding in this field. He is also the author of over 100 peer-reviewed scientific articles.

Dr. Honoré received his MSc in Pharmaceutical Science, Ph.D. in Medicinal Chemistry and D.Sc. in Neuropharmacology from the University of Copenhagen.
About Vanda Pharmaceuticals Inc.
Vanda is a leading global biopharmaceutical company focused on the development and commercialization of innovative therapies to address high unmet medical needs and improve the lives of patients. For more on Vanda Pharmaceuticals Inc., please visit www.vandapharma.com and follow us on Twitter @vandapharma.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Various statements in this press release, including, without limitation, statements regarding Dr. Honoré’s ability to assist Vanda in advancing its pipeline and product development and achieving its business objectives, are “forward-looking statements” under the securities laws. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties. Important factors that could cause actual results to differ materially from those reflected in Vanda’s forward-looking statements include, among others, Vanda's assumptions regarding its ability to complete the clinical development and obtain regulatory approval for the products in its pipeline. Therefore, no assurance can be given that the results or developments anticipated by Vanda will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Vanda. Forward-looking statements in this press release should be evaluated together with the various risks and uncertainties that affect Vanda’s business and market, particularly those identified in the “Cautionary Note Regarding Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Vanda’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as updated by Vanda’s subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov.
All written and verbal forward-looking statements attributable to Vanda or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Vanda cautions investors not to rely too heavily on the forward-looking statements Vanda makes or that are made on its behalf. The information in this press release is provided only as of the date of this press release, and Vanda undertakes no obligation, and specifically declines any obligation, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Corporate Contact:

Kevin Moran
Senior Vice President, Chief Financial Officer and Treasurer
Vanda Pharmaceuticals Inc.
202-734-3400
pr@vandapharma.com

Elizabeth Van Every
Head of Corporate Affairs
Vanda Pharmaceuticals Inc.
202-734-3400
pr@vandapharma.com
SOURCE Vanda Pharmaceuticals Inc.